Exhibit 99.1

News Release

News Media Contact:	Investor Relations Contact:
Dan Wilinsky	Eric Boyer
+1 303 397 2468	+1 303 397 2969
dan.wilinsky@ihs.com	eric.boyer@ihs.com

IHS Announces Share Repurchase Program

ENGLEWOOD, Colo. (January 22, 2015) - IHS Inc. (NYSE: IHS), a leading global source of critical information and insight, today announced that its Board of Directors has approved a $100 million program to repurchase IHS Class A common stock.

IHS may repurchase shares in open market purchases or through privately negotiated transactions in compliance with Rule 10b-18 of the Securities Exchange Act of 1934, subject to market conditions, applicable legal requirements and other relevant factors. The repurchase program does not obligate IHS to repurchase any dollar amount or number of shares, and will expire on November 30, 2015 but it may be suspended at any time at the company’s discretion. All previously announced repurchase programs have been terminated.

“The strength of our cash flow allows us to acquire shares at an attractive return while continuing to execute our growth strategy within our target capital structure,” said Scott Key, IHS president and CEO. “Along with our board of directors, we will continually consider opportunities that allow us to deliver value to our shareholders as we continue to scale our business and grow our cash flow.”

This press release is neither an offer to purchase nor a solicitation of an offer to sell any securities.
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IHS Forward-Looking Statements:
This release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “aim,” “strive,” “believe,” “project,” “predict,” "estimate," "expect," “continue,” "strategy," "future," "likely," "may," “might,” "should," "will," the negative of these terms and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding guidance relating to net income, net income per share, and expected operating results, such as revenue growth and earnings.
Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: economic and financial conditions, including volatility in interest and exchange rates; our ability to manage system failures, capacity constraints, and cyber risks; our ability to successfully manage risks associated with changes in demand for our products and services as well as changes in our targeted industries; our ability to develop new platforms to deliver our products and services, pricing, and other competitive pressures, and changes in laws and regulations governing our business; the extent to which we are successful in gaining new long-term relationships with customers or retaining existing ones and the level of service failures that could lead customers to use competitors' services; our ability to successfully identify and integrate acquisitions into our existing businesses and manage risks associated therewith; our ability to satisfy our debt obligations and our other ongoing business obligations; and the other factors described under the caption “Risk Factors” in our most recent annual report on Form 10-K, along with our other filings with the U.S. Securities and Exchange Commission.
Any forward-looking statement made by us in this release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.
Please consult our public filings at www.sec.gov or www.ihs.com.

About IHS (www.ihs.com)
IHS (NYSE: IHS) is the leading source of insight, analytics and expertise in critical areas that shape today’s business landscape. Businesses and governments in more than 150 countries around the globe rely on the comprehensive content, expert independent analysis and flexible delivery methods of IHS to make high-impact decisions and develop strategies with speed and confidence. IHS has been in business since 1959 and became a publicly traded company on the New York Stock Exchange in 2005. Headquartered in Englewood, Colorado, USA, IHS is committed to sustainable, profitable growth and employs about 8,800 people in 32 countries around the world.

IHS is a registered trademark of IHS Inc. All other company and product names may be trademarks of their respective owners. © 2015 IHS Inc. All rights reserved.